                  EXHIBIT 99.31

POOL SUPPLEMENT
RBS CITIZENS, N.A. (SUCCESSOR TO CHARTER ONE BANK, N.A.)

This Pool Supplement (the “Supplement”) is entered into pursuant to and forms a part of each of the Note Purchase Agreements (the “Agreements”) set forth on Schedule 1 attached hereto, each as amended or supplemented from the date of execution of the Agreement through the date of this Supplement, by and between The First Marblehead Corporation and RBS Citizens, N.A., successor by merger to Charter One Bank, N.A. (the “Program Lender”).  This Supplement is dated as of September 20, 2007.  Capitalized terms used in this Supplement without definitions have the meanings set forth in the Agreements.

Article 1:  Purchase and Sale.

In consideration of the Minimum Purchase Price, the Program Lender hereby transfers, sells, sets over and assigns to The National Collegiate Funding LLC (the “Depositor”), upon the terms and conditions set forth in the Agreements (which are incorporated herein by reference with the same force and effect as if set forth in full herein), each student loan set forth on the attached Schedule 2 (the “Transferred Loans”) along with all of the Program Lender’s rights under the Guaranty Agreement, and any agreement pursuant to which TERI granted collateral for its obligations under the Guaranty Agreement, relating to the Transferred Loans.  The Depositor in turn will sell the Transferred Loans to a Purchaser Trust.  The Program Lender hereby transfers and delivers to the Depositor each Note evidencing such Transferred Loan and all Origination Records relating thereto, together with any additional information relating to the Transferred Loans heretofore provided by TERI (as origination agent) to the Servicer or FMC in connection with the subject Securitization Transaction.  The Depositor hereby purchases said Notes on said terms and conditions.

Article 2:  Price.

The amount paid pursuant to this Supplement is the Minimum Purchase Price, as that term is defined in Section 2.04 of the Agreements.

Article 3:  Representations and Warranties.

3.01.                      By Program Lender.

The Program Lender repeats the representations and warranties contained in Section 5.02 of the Agreements for the benefit of each of the Depositor and the Purchaser Trust and confirms the same are true and correct as of the date hereof with respect to the Agreements and to this Supplement.

3.02.                      By Depositor.

The Depositor hereby represents and warrants to the Program Lender that at the date of execution and delivery of this Supplement by the Depositor:

(a)           The Depositor is duly organized and validly existing as a limited liability company under the laws of the State of Delaware with the due power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Transferred Loans.

(b)           The Depositor is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c)           The Depositor has the power and authority to execute and deliver this Supplement and to carry out its respective terms; the Depositor has the power and authority to purchase the Transferred Loans and rights relating thereto as provided herein from the Program Lender, and the Depositor has duly authorized such purchase from the Program Lender by all necessary action; and the execution, delivery and performance of this Supplement has been duly authorized by the Depositor by all necessary action on the part of the Depositor.

(d)           This Supplement, together with the Agreements of which this Supplement forms a part, constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms.

(e)           The consummation of the transactions contemplated by the Agreements and this Supplement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instruments of the Depositor or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)           There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties:  (i) asserting the invalidity of the Agreements or this Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Agreements or this Supplement, or (iii) seeking any determination or ruling that is likely to materially or adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of the Agreements or this Supplement.

Article 4:  Cross Receipt.

The Program Lender hereby acknowledges receipt of the Minimum Purchase Price.  The Depositor hereby acknowledges receipt of the Transferred Loans included in the Pool.

Article 5:  Assignment of Origination, Guaranty and Servicing Rights.

The Program Lender hereby assigns and sets over to the Depositor any claims it may now or hereafter have under the Guaranty Agreements, the Origination Agreements and the Servicing Agreements to the extent the same relate to the Transferred Loans described in Schedule 2, other than any right to obtain servicing after the date hereof.  It is the intent of this provision to vest in the Depositor any claim of the Program Lender relating to defects in origination, guaranty or servicing of the loans purchased hereunder in order to permit the Depositor to assert such claims directly and obviate any need to make the same claims against the Program Lender under this Supplement.  The Program Lender also hereby assigns and sets over to the Depositor any claims it may now have or hereafter have to any collateral pledged by TERI to the Program Lender to secure its obligations under the Guaranty Agreement that relates to the Transferred Loans, and Program Lender hereby releases any security interest it may have in such collateral.  Program Lender hereby authorizes the Depositor, its successors and assigns, to file in any public filing office where a Uniform Commercial Code Filing with respect to collateral pledged by TERI is of record, any partial release or assignment that it deems necessary or appropriate to reflect in the public records the conveyance and assignment effected hereby.

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IN WITNESS WHEREOF, the parties have caused this Supplement to be executed as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ John A. Foxgrover
John A. Foxgrover
Senior Vice President

RBS CITIZENS, N.A., successor by merger to CHARTER ONE BANK, N.A.

By:	/s/ Dino DiMascio
Name:	Dino DiMascio
Title:	Vice President

THE NATIONAL COLLEGIATE FUNDING LLC

By:	GATE Holdings, Inc., Member

By:	/s/ John A. Foxgrover
John A. Foxgrover
Vice President

Schedule 1

Note Purchase Agreements

Each of the Note Purchase Agreements, as amended or supplemented, entered into by and between The First Marblehead Corporation and:

•	Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One’s AAA Southern New England Bank Loan Program.

•	Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One’s AES EducationGAIN Loan Program.

•	Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One’s Citibank Education Assistance Loan Program.

•	Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One’s College Loan Corporation Loan Program.

•	Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One’s EdFinancial Loan Program.

•	Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One’s Extra Credit II Loan Program (North Texas Higher Education).

•	Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One’s M&I Alternative Loan Program.

•	Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One’s National Education Loan Program.

•	Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One’s NextStudent Alternative Loan Program.

•	Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One’s Astrive and AstriveAlliance Education (f/k/a START) Loan Programs.

•
Charter One Bank, N.A., dated February 15, 2005, for loans that were originated under Charter One’s Referral Loan Program (including loans in the Charter One Bank Alternative Loan Program, E-Loan Private Loan Program, UPromise Alternative Loan Program, Collegiate Solutions Alternative Loan Program, College Board Alternative Loan Program, Axiom Alternative Loan Program, American Student Loan Services Private Loan Program, nBuy Private Loan Program and ThinkFinancial Alternative Loan Program).

Schedule 2

[Transferred Charter One Bank Loans]